SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

                                 Amendment No. 1

         Date of Report (Date of earliest event reported) April 1, 1998



                         THE BEAR STEARNS COMPANIES INC.
              Exact name of registrant as specified in its charter




DELAWARE                   File No. 1-8989           13-3286161
(State or other           (Commission File          (IRS Employer
 jurisdiction of           Number)                   Identification
 incorporation)                                      Number)


   245 Park Avenue, New York, New York                    10167
  (Address of principal executive offices)             (zip code)


Registrant's telephone number, including area code:      (212)  272-2000
                                                         ---------------




                                  Not Applicable
         (former name or former address, if changed since last report)

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                                Explanatory Note

This Report on Form 8-K/A amends in its entirety the Current Report on Form 8-K of The Bear Stearns Companies Inc. (the "Company") dated April 1, 1998.

Item 5. Other Events

Filed herewith is a copy of the Company's Press Release, dated April 3, 1998, announcing the redemption of 7,500,000 outstanding Depositary Shares, each representing a one-eighth interest in a share of The Bear Stearns Companies Inc. 7.88% Cumulative Preferred Stock, Series B.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)   Financial statements of business acquired:

                           Not applicable.

                  (b)   Pro Forma financial information:

                           Not applicable.

                  (c)   Exhibit:

                           (99)   Press Release, dated April 3, 1998.

                                            Signatures



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             THE BEAR STEARNS COMPANIES INC.



                                      By:    /s/ Michael J. Abatemarco
                                             Michael J. Abatemarco
                                             Controller


Dated:   April 6, 1998

                         THE BEAR STEARNS COMPANIES INC.

                                   FORM 8-K/A

                                 CURRENT REPORT


                                  EXHIBIT INDEX


Exhibit No.                        Description

(99)                       Press Release, dated April 3, 1998